                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                  Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    September 14, 2000
    -----------------------------------------------------------------------

                               LIFEMINDERS, INC.
                               -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State of Other Jurisdiction of Incorporation)


0-28133                                                              52-19990403
--------------------------------------------------------------------------------
(Commission File Number)                                           (IRS Employer
                              Identification No.)


13530 Dulles Technology Dr., Suite 500 Herndon, VA                      20171
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (703) 707-8261
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable.
                                ---------------
         (Former Name or Former Address, if Changed Since Last Report)

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           ITEM 2 IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

                  Item 2. Acquisition or Disposition of Assets

The purpose of this amendment is to amend Item 7 to provide certain financial information with respect to the Merger (as defined below), which information was impracticable to provide at the time the Registrant filed the Current Report on Form 8-K dated August 31, 2000.

On August 2, 2000, LifeMinders, Inc., a Delaware corporation (the "Company"), SRNI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition Corp."), smartRay Network, Inc., a Delaware corporation ("smartRay"), and the stockholders of smartRay (the "smartRay Stockholders") entered into an Agreement and Plan of Merger, filed herewith, pursuant to which Acquisition Corp. was merged with and into smartRay (the "Merger") on August 31, 2000. In consideration for the Merger, the Company has delivered to the smartRay Stockholders approximately $2,300,000 in cash and 1,252,198 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), and assumed options that are exercisable to acquire a total of 251,447 shares of the Company's Common Stock. The consideration paid to the smartRay Stockholders was based on the Company's evaluation of the financial condition, business operations and prospects of smartRay, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The cash portion of the merger consideration was paid from the Company's working capital. The Company will account for the transaction as a purchase business combination.



ITEM 7 IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

Item 7.  Financial Statements and Exhibits.

      (a)  Financial Statements of Business Acquired.

      smartRay Network, Inc. Financial Statements as of December 31, 1999 and for the period January 15, 1999 (date of inception) and Report Thereon is attached hereto as Exhibit 99.1. The unaudited statements of operations and cash flows for the six months ended June 30, 2000 and for the period January 15, 1999 (date of inception) to June 30, 1999 are attached hereto as Exhibit 99.2.

      (b)  Pro Forma Financial Information

      The following pro forma financial information required pursuant to Article 11 of Regulation S-X previously omitted from the Company's 8-K filed on September 15, 2000 is filed with this amendment:

Introduction to Unaudited Pro Forma Combined Financial Data.
Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2000.
Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1999.
Notes to Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000.

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LIFEMINDERS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


The pro forma financial information gives effect to the following transactions.

ACQUISITION OF WITI CORPORATION

On March 29, 2000, the Company acquired WITI Corporation (WITI) in a purchase business combination for $30.5 million, consisting of $3.5 million in cash, 345,796 shares of the Company's common stock valued at $23.0 million (based on the average price of the Company's common stock two days prior to, the day of and two days subsequent to the announcement of the business combination), the assumption of options that are exercisable to acquire 38,266 shares of the Company's common stock with a fair value of $2.5 million (calculated using the Black-Scholes option pricing model), the assumption of $1.3 million in liabilities and approximately $156,000 in acquisition costs. Results of operations for WITI have been included with those of the Company for periods subsequent to the date of acquisition.

The total purchase price of $30.5 million, including acquisition costs of $156,000, was allocated to the assets acquired and liabilities assumed based on their estimated fair value are as follows:

Tangible assets and liabilities...............  $   298,000
Assembled workforce...........................      260,000
Technology....................................    3,190,000
Noncompete agreement..........................    1,830,000
Patent........................................      710,000
Goodwill......................................   24,167,824
                                                -----------
                                                $30,455,824
                                                ===========

Tangible assets are depreciated over the estimated useful lives of the assets, generally three to five years. Assembled workforce is amortized over the term of the employment contracts, which is one year. All other intangibles, including goodwill, are amortized over three years.

ACQUISITION OF SMARTRAY NETWORK, INC.

On August 2, 2000, LifeMinders, Inc., a Delaware corporation (the "Company"), SRNI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition Corp."), smartRay Network, Inc., a Delaware corporation ("smartRay"), and the stockholders of smartRay (the "smartRay Stockholders") entered into an Agreement and Plan of Merger, filed herewith, pursuant to which Acquisition Corp. was merged with and into smartRay (the "Merger") on August 31, 2000. In consideration for the Merger, the Company has delivered to the smartRay Stockholders approximately $2,300,000 in cash and 1,252,198 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), and assumed $0.5 million in liabilities and options that are exercisable to acquire a total of 251,447 shares of the Company's Common Stock. The consideration paid to the smartRay Stockholders was based on the Company's evaluation of the financial condition, business operations and prospects of smartRay, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The cash portion of the merger consideration was paid from the Company's working capital. The Company will account for the transaction as a purchase business combination.

The total purchase price of $32.5 million, including acquisition costs of $296,000, was allocated to the assets acquired and liabilities assumed based on their estimated fair value are as follows:

Tangible assets and liabilities...............  $   675,163
Assembled workforce...........................      770,000
Technology....................................    4,000,000
Goodwill......................................   24,424,839
Deferred compensation.........................    2,624,022
                                                -----------
                                                $32,494,024
                                                ===========

Tangible assets are depreciated over the estimated useful lives of the assets, generally three to five years. Assembled workforce is amortized over one year. Technology and goodwill are amortized over three years. Deferred compensation is amortized over the remaining vesting period, which approximates 1 1/2 years.

The unaudited pro forma combined statement of operations for the year ended December 31, 1999 assumes the transactions occurred on January 1, 1999. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2000 assumes the transactions occurred on January 1, 1999. The accounting policies of the Company, WITI and smartRay are substantially comparable to the Company's.

We derived this information from the audited statements of operations of the Company and smartRay for the year ended December 31, 1999 and for the period January 15, 1999 (date of inception) to December 31, 1999, respectively, and of WITI for the year ended September 30, 1999, and the unaudited statements of operations of the Company and smartRay for the six months ended June 30, 2000 and of WITI for the three months ended December 31, 1999. A proforma balance sheet as of June 30, 2000 is not presented, as both WITI and smartRay are included in the September 30, 2000 balance sheet, which was included in the Company's report Form 10-Q filed on November 14, 2000. This information is only a summary and should be read in conjunction with the historical financial statements and related notes contained elsewhere herein.

We are providing the unaudited pro forma condensed combined financial information for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

LifeMinders, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2000


                                                                                                     Pro forma      Pro forma
                                            LifeMinders, Inc.          WITI            SmartRay
                                                   1a                   1b                1c        Adjustments        Total
                                            -----------------    ---------------    -------------   -----------    ------------
Revenue:
  Advertising                                    $ 20,062,260          $       -      $         -   $         -    $ 20,062,260
  Opt-in                                            5,092,745                  -                -             -       5,092,745
  Consulting                                          519,866            449,055                -             -         968,921
                                               --------------       ------------     ------------   -----------    ------------

     Total revenues                                25,674,871            449,055                                     26,123,926
Cost of revenue                                     2,294,812            238,934          194,023       936,357 2a    3,664,126
                                               --------------       ------------     ------------   -----------    ------------
Gross margin (loss)                                23,380,059            210,121         (194,023)     (936,357)     22,459,800
                                               --------------       ------------     ------------   -----------    ------------

Operating expenses:
  Sales and marketing                              44,400,781                  -          545,950        70,998 2b   45,017,729
  Research and development                          3,277,063                  -        1,115,980       169,518 2b    4,562,561
  General and administrative                        6,915,197            313,407          418,938        15,342 2b    7,662,884
  Depreciation and amortization                       750,751                  -                -       686,502 2c    1,437,253
  Amortization of goodwill                          2,308,808                  -                -     5,998,950 2d    8,307,758
                                               --------------       ------------     ------------   -----------    ------------
     Total operating expenses                      57,652,600            313,407        2,080,868     6,941,310      66,988,185
                                               --------------       ------------     ------------   -----------    ------------
Loss from operations                              (34,272,541)          (103,286)      (2,274,891)   (7,877,667)    (44,528,385)
Interest income (expense), net                      2,979,169            (14,504)          27,301             -       2,991,966
Loss from investment in unconsolidated
 entities                                             (25,173)                 -                -             -         (25,173)
                                               --------------       ------------     ------------   -----------    ------------
Net loss available to common
 shareholders                                    $(31,318,545)         $(117,790)    $ (2,247,590)  $(7,877,667)   $(41,561,592)
                                               ==============       ============     ============   ===========    ============
Basic and diluted net loss per common
 share                                                 $(1.37)         $       -     $          -   $         -    $      (1.71)
                                               ==============       ============     ============   ===========    ============

Basic and diluted weighted average
 common shares and common share
 equivalents                                       22,850,821                  -                -     1,425,096 2e   24,275,917
                                               ==============       ============     ============   ===========    ============


LifeMinders, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 1999

                                                                                             Pro forma             Pro forma
                                             LifeMinders, Inc.      WITI       smartRay     Adjustments              Total
                                                     1d              1e           1f
                                             -----------------      -----      --------     ------------           ----------

Revenue:
  Advertising                                     $  9,446,149   $       -   $         -   $          -          $  9,446,149
  Opt-in                                             4,573,336           -             -              -             4,573,336
  Consulting                                                 -     990,314             -              -               990,314
                                                  ------------   ---------   -----------   ------------          ------------
     Total revenue                                  14,019,485     990,314             -              -            15,009,799
                                                  ------------   ---------   -----------   ------------          ------------
Cost of revenue                                        991,023     492,823        42,290      2,404,380   3a        3,930,516
                                                  ------------   ---------   -----------   ------------          ------------
Gross margin (loss)                                 13,028,462     497,491       (42,290)    (2,404,380)           11,079,283
                                                  ------------   ---------   -----------   ------------          ------------
Operating expenses:
  Sales and marketing                               38,647,902     109,585       127,736        141,996   3b       39,027,219
  Research and development                           1,963,483     255,834       659,166        339,036   3b        3,217,519
  General and administrative                         4,555,725     620,787       234,927     17,905,188   3b,3c    23,316,627
                                                  ------------   ---------   -----------   ------------          ------------
     Total operating expenses                       45,167,110     986,206     1,021,829     18,386,220            65,561,365
                                                  ------------   ---------   -----------   ------------          ------------
Loss from operations                               (32,138,648)   (488,715)   (1,064,119)   (20,790,600)          (54,482,082)
Interest income (expense), net                         529,124     (50,262)       10,434              -               489,296
                                                  ------------   ---------   -----------   ------------          ------------
Net loss before income tax provision               (31,609,524)   (538,977)   (1,053,685)   (20,790,600)          (53,992,786)
Income tax provision                                         -      (6,694)            -              -                (6,694)
                                                  ------------   ---------   -----------   ------------          ------------
Net loss                                           (31,609,524)   (545,671)   (1,053,685)   (20,790,600)          (53,999,480)
                                                  ------------   ---------   -----------   ------------          ------------
Accretion on mandatorily redeemable
  Convertible preferred stock                       (1,155,417)          -             -              -            (1,155,417)
                                                  ------------   ---------   -----------   ------------          ------------
Net loss available to common shareholders         $(32,764,941)  $(545,671)  $(1,053,685)  $(20,790,600)         $(55,154,897)
                                                  ============   =========   ===========   ============          ============
Basic and diluted net loss per common share             $(6.26)  $       -   $         -   $          -                $(8.08)
                                                  ============   =========   ===========   ============          ============
Basic and diluted weighted average common
  shares and common share equivalents                5,230,826           -             -      1,597,994   3d        6,828,820
                                                  ============   =========   ===========   ============          ============


See notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.    HISTORICAL FINANCIAL INFORMATION

      1a. Represents the historical statement of operations of the Company for the six months ended June 30, 2000

      1b. Represents the historical statement of operations of WITI for the period October 1 - December 31, 1999

      1c. Represents the historical statement of operations of smartRay for the period January 1 - June 30, 2000

      1d. Represents the historical statement of operations of the Company for the year ended December 31, 1999

      1e. Represents the historical statement of operations of WITI for the fiscal year ended September 30, 1999

      1f. Represents the historical statement of operations of smartRay for the period January 15, 1999 (date of inception) to December 31, 1999

2.    PROFORMA ADJUSTMENTS - JUNE 30, 2000

      The pro forma adjustments to the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2000 are as follows:

      2a. Adjustment for $0.9 million for amortization over three years of an intangible asset associated with technology acquired in the WITI and smartRay acquisitions

      2b. Adjustment for $0.3 million for amortization over 18 months of deferred compensation resulting from the assumption of smartRay's option program upon acquisition

      2c. Adjustment of $0.7 million for amortization over one to three years of intangible assets associated with assembled workforce, noncompete agreement, and patent acquired in the WITI acquisition and assembled workforce acquired in the smartRay acquisition.

      2d. Adjustment of $6.0 million for amortization over three years of the excess purchase price over identifiable intangible assets acquired in the WITI and smartRay acquisitions.

      2e. Adjustments to the weighted average shares of common stock outstanding used in computing basic and diluted net loss per share to reflect the issuance of 1,597,994 shares of common stock in connection with the acquisitions of WITI and smartRay

3.    PROFORMA ADJUSTMENTS - DECEMBER 31, 1999

      The pro forma adjustments to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 are as follows:


      3a. Adjustment for $2.4 million for amortization over three years of an intangible asset associated with technology acquired in the WITI and smartRay acquisitions

      3b. Adjustment for $0.5 million for amortization over 18 months of deferred compensation resulting from the assumption of smartRay's option program upon acquisition

      3c. Adjustment of $17.9 million for amortization over one to three years of excess purchase price and identifiable intangible assets acquired in the WITI and smartRay acquisitions.

      3d. Adjustments to the weighted average shares of common stock outstanding used in computing basic and diluted net loss per share to reflect the issuance of 1,597,994 shares of common stock in connection with the acquisitions of WITI and smartRay

     (c)  Exhibits.


Exhibit No.                       Description
-----------                       -----------

 2.1*           Agreement and Plan of Merger dated August 31, 2000

23.1            Consent of PricewaterhouseCoopers LLP

99.1 smartRay Network, Inc. Financial Statements for the period January 15, 1999 (date of inception) to December 31, 1999 and Report of Independent Accountants

99.2 Unaudited smartRay Network, Inc. Statements of Operations and Cash Flows for the six months ended June 30, 2000 and for the period January 15, 1999 (date of inception) to December 31, 1999

* Previously filed.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LIFEMINDERS, INC.


Dated: November 14, 2000             By:  /s/ Joseph S. Grabias
                                          _______________________
                                          Joseph S. Grabias
                                          Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

2.1*                 Agreement and Plan of Merger dated August 31, 2000

23.1                 Consent of PricewaterhouseCoopers LLP

99.1 smartRay Network, Inc. Financial Statements for the period January 15, 1999 (date of inception) to December 31, 1999 and Report of Independent Accountants

99.2 Unaudited smartRay Network, Inc. Statements of Operations for the six months ended June 30, 2000 for the period January 15, 1999 (date of inception) to December 31, 1999

* Previously filed.